SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported):  May 15, 2006


                                   Coach, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


   Maryland                          1-16153                      52-2242751
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  (State of                 (Commission File Number)            (IRS Employer
Incorporation)                                               Identification No.)


                    516 West 34th Street, New York, NY 10001
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               (Address of principal executive offices) (Zip Code)


                                 (212) 594-1850
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              (Registrant's telephone number, including area code)

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Item 7.01: Regulation FD Disclosure

On May 15, 2006, Lew Frankfort, the Chairman and Chief Executive Officer of Coach, Inc., cancelled the remainder of his existing trading plans, pursuant to Rule 10b5-1 of the Securities Exchange Act, in which he had previously planned to sell a total of 682,000 shares of Coach common stock starting this week.

The information in this report, being furnished pursuant to Item 7.01 of Form 8-K, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2006

                                      COACH, INC.

                                      By: /s/ Carole P. Sadler
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                                          Carole P. Sadler
                                          Senior Vice President, General Counsel
                                          and Secretary